Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

Monotherapy with TNX - 1500, an Fc - modified anti - CD154 mAb , prolongs cardiac allograft survival in cynomolgus monkeys Kohei Kinoshita 1 , Shuhei Miura 1 , Zahra Habibabady 1 ,Madelyn Ma 1 , Gannon McGrath 1 , Ryan Chaban 1 , Siobhan Fogarty 2 , Patrick Maguire 2 , Bruce Daugherty 2 , Seth Lederman 2 , Richard N. Pierson III 1 1 Center for Transplantation Sciences, Massachusetts General Hospital, Boston MA, 2 Tonix Pharmaceuticals, Chatham, NJ, USA

Kohei Kinoshita , MD, Research fellow Center for Transplantation Sciences, Massachusetts General Hospital, Boston MA I have no financial relationships with commercial interests to disclose AND SF, BD and SL are Tonix employees, and PM is a Tonix consultant This work was supported by Tonix through a Sponsored Research Agreement.

Emerging Costimulation Blockade: aCD154 Zhang et al. Immunotherapy 2015 MHC + Ag TCR B7 - 1 CTLA - 4 B7 - 2 CD28 CD40 CD154 APC T cell

- 1st generation anti-CD154 mAb *hu5c8*
  prolonged graft survival in NHP Tx model(Hrt/Kid /islet/skin)


hu5c8

- Major thrombotic events in the clinical trial
  ∵Activate platelets via FcγRIIa express CD154
  mAb form immune complexes with soluble-CA154 and them

- 3rd generation Fc-mod aCD154 mAb *TNX-1500** RK0


hu5c8
Full Fab
FcγRIIa-
modulated
Fc region
Mutated
FcγRIIa-binding region
FcRn-binding region

*TNX-1500 is an investigational new biologic and has not been approved for any indication

Methods- Heterotopic abdominal heart allotransplant model



Protocol biopsies: POD ~45 and 90
EOS: POD 180
0 3 7 14 21 28 35 42 49 56 63 70 77 84 91 98 105 112 119 126 133 140 147 154 161 168 175 180
Low-dose TNX-1500 monoRx (loTNX-1500, n=4)
30 mg/kg Twice weekly
10 mg/kg Weekly
20 mg/kg Monthly
Low-dose TNX-1500 + MMF (loTNX-1500 + MMF, n=4)
30 mg/kg Twice weekly
10 mg/kg Weekly
20 mg/kg Monthly
MMF 200 mg PO daily
Standard-dose TNX -1500 monoRx (sTNX, n=5)
30 mg/kg Twice weekly
20 mg/kg Weekly
Primatized Hu5c8 monoRx (Reference, n=5)
30 mg/kg Twice weekly
10 mg/kg Weekly
20 mg/kg Monthly

hu5c8 (n=4) (Rx off d90) loTNX (n=4) loTNX + MMF (n=4) stTNX (n=5) (Rx off d175) MST (range) 133 days (90 - 173) 99 days (35 - 183) 88 days (58 - 146) >265 days (116 - 305) P<0.05 for all comparisons against stTNX Rejection after cessation of all IS treatment Explant of beating graft EOS Results - Heart Allograft Survival in NHPs is significantly prolonged with Standard dose TNX - 1500 ( stTNX )

Results - Platelet counts were stable and No thromboembolic complications were observed

(defined as CD4 + CD25 + CD127loFoxp3 + ) Ratio of T eff /T reg Results - stTNX suppressed the rise in Teff/Tregs ratio at the final time - point more effectively than loTNX+MMF

CAV; Cardiac Allograft Vasculopathy ISHLT; International Society for Heart and Lung Tx ISHLT scores CAV severity scores Results - CAV significantly more severe with loTNX - 1500+MMF * P<0.05 ** P<0.01 *** P<0.005 **** p<0.001

Positive 1/4 animals Positive 2/4 animals Positive 0/5 animals Positive 0/5 animals Positive 0/5 animals Positive 0/5 animals Positive 0/4 animals Positive 0/4 animals Positive 1/4 animals IgM IgG loTNX (n=4) loTNX+MMF (n=4) sTNX (n=5) Positive 2/4 animals Positive 2/4 animals Positive 0/4 animals CD3 + CD20 - T cells (MHC Class1) CD3 - CD20 + B cells (MHC Class1 and Class2) IgG IgM Relative to Baseline Postoperative day Results - TNX - 1500 suppresses anti - donor - alloantibody elaboration

Conclusions

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- **Standard-dose TNX-1500 inhibits pathologic alloimmunity in NHPs**
  - **Consistently prolonged NHP heart allograft survival**
    - ***No clinical thrombotic events***
    - ***Relative expansion of Tregs in peripheral blood***
    - ***No CMV activation (no prophylaxis)***
- **MMF does not improve heart results with low-dose TNX-1500**
  - **Does MMF interfere with Treg expansion, function under aCD154 Rx?**

(Kirk AD et al)

- **TNX-1500 inhibits alloantibody elaboration, class switching**
  - **Dose-dependent effect**

MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES